Exhibit 4.4

      *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                   COMMISSION.

                                SECOND AMENDMENT

                                       TO

                    AMENDED AND RESTATED OPERATING AGREEMENT

                                       OF

                       VAN DER MOOLEN SPECIALISTS USA, LLC

         SECOND AMENDMENT, dated May 1, 2004 (the "AMENDMENT"), to the Amended and Restated Operating Agreement, dated February 1, 2004, as amended by that certain First Amendment to Amended and Restated Operating Agreement, dated April 1, 2004 (as so amended, the "OPERATING AGREEMENT"), of Van der Moolen Specialists USA, LLC, a New York limited liability company (the "COMPANY"), by and among the entity and individuals listed on Schedule A hereto (each, a "MEMBER" and collectively, the "MEMBERS"). Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Operating Agreement;

         WHEREAS, the Members wish to amend the Operating Agreement of the Company to effect certain changes as set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions set forth in this Amendment, the Members hereby agree as follows:


          1. Section 4.7 is hereby deleted and the following new Section 4.7 shall be substituted therefor:

         "Section 4.7. SALARIES. There shall be a "Base Salary Pool" in respect of each calendar year in an amount equal to the sum of (i) $* times the number of Members (other than MB) at the beginning of such year plus (ii) *% of the Individual Members Capital Balance (as such term is defined below). The amount of the Base Salary Pool shall be paid as salaries to the Members (other than MB) in such amounts as may from time to time be determined by the Management

Committee, and shall be treated as guaranteed payments for tax purposes. If a Member (other than MB) should become a Terminated Member, the amount of the Base Salary Pool shall be reduced by the amount of the unpaid annual base salary that such Terminated Member would have received from the Base Salary Pool in the year in which his Termination Date occurs. The amount of the Base Salary Pool may be increased from time to time by the Management Committee. As used herein, "Individual Members Capital Balance" shall mean, with respect to each calendar year, the product of (x) the Company's Stated Capital, reduced by the aggregate amount of deficiencies in other capital accounts of the Members (other than MB), times (y) the aggregate Profit and Loss Percentages of all Members (other than MB)."

          2. The first sentence of Section 4.9 is hereby deleted and the following shall be substituted therefor:

         "MB shall receive from the Company a Support Fee ("SUPPORT FEE") in respect of each calendar year in an amount equal to (A) the product of (i) the MB Capital Account Percentage, times (ii) the Company's Stated Capital at the beginning of such year, times (iii) 10%, minus (B) the product of (x) the aggregate amount of deficiencies, if any, in other capital accounts of MB, times
(y) 10%."

          3. Schedule A to the Operating Agreement is hereby deleted and Schedule A annexed to this Amendment as Exhibit I shall be substituted therefor.

          4. In all other respects the Operating Agreement is hereby ratified and confirmed in its entirety.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Members have executed this Amendment as of the date and year first written above.

MILL BRIDGE IV, LLC



By: ____________________________                ________________________________
       Name:                                    JASON N. BLATT
       Title: Manager



________________________________                ________________________________
JOSEPH BONGIORNO                                NICHOLAS R. BRIGANDI



________________________________                ________________________________
ROBERT J. BURKE                                 TERRENCE P. BURNS



________________________________                ________________________________
JAMES J. CAMPANELLA                             MATTHEW C. CEBULSKI



________________________________                ________________________________
JAMES P. CLEAVER, JR.                           FORREST CLOSE, II



________________________________                ________________________________
CHRISTOPHER S. DEARBORN                         JAMES E. DEMAIRA, JR.



________________________________                ________________________________
CHARLES P. DOLAN                                JOHN F. X. DOLAN



________________________________                ________________________________
ROBERT B. FAGENSON                              PAUL D. FRANKEL



________________________________                ________________________________
ANDREW J. GRABOWSKI                             ROBERT W. GRAHAME

________________________________                ________________________________
STEPHAN R. GREEN                                THOMAS M. GREENHILL



________________________________                ________________________________
STEVEN GROSSMAN                                 GERARD T. HAYES



________________________________                ________________________________
MICHAEL J. HAYWARD                              MARK A. INNAIMO



________________________________                ________________________________
PHILIP T. KEATING                               RICHARD KEPNER



________________________________                ________________________________
M. ANDICA KUNST                                 KEVIN J. LYDEN



________________________________                ________________________________
MARK J. MAZZELLA                                SCOTT E. MAZZELLA



________________________________                ________________________________
MICHAEL J. MCDONNELL                            PATRICK J. MCGAGH, JR.



________________________________                ________________________________
SCOTT E. MCMAHON                                JAMES L. MILLER



________________________________                ________________________________
DAVID A. MIRANDA                                IRWIN MISSHULA

________________________________                ________________________________
JOHN D. MONAHAN                                 DANIEL P. MORRISEY



________________________________                ________________________________
NICHOLAS S. ORLANDO                             ERIC B. OSCHER



________________________________                ________________________________
THOMAS PERRY                                    STEVEN M. RUBINSTEIN



________________________________                ________________________________
EDWARD J. SCAVONE                               JAMES J. SCAVONE



________________________________                ________________________________
ROBERT A. SCAVONE, JR.                          STEPHEN M. SCAVONE



________________________________                ________________________________
THOMAS E. SCAVONE                               THOMAS H. SHAFER



________________________________                ________________________________
STEPHEN J. SHERMAN                              CHRISTOPHER C. SMITH



________________________________                ________________________________
GREGG F. SORRENTINO                             ROBERT M. SPIEGELBERG



________________________________                ________________________________
LOUIS J. SPINA                                  MARTIN B. STEINTHAL, III



________________________________                ________________________________
MICHAEL F. STERN                                GLEN R. SURNAMER

________________________________                ________________________________
JOSEPH A. TALENTO                               JOSEPH V. TALENTO



________________________________                ________________________________
WARREN E. TURK                                  ALBERT VEENSTRA



________________________________                ________________________________
THOMAS J. VERDIGLIONE                           RICHARD P. VOLPE



________________________________                ________________________________
MARK E. WAGNER                                  GREGORY R. WERTZ



________________________________
HAROLD YOSCO

      *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                  COMMISSION.

                                   SCHEDULE A
                                   ----------

                                       TO

                                SECOND AMENDMENT

                                       TO

                    AMENDED AND RESTATED OPERATING AGREEMENT

                                       OF

                       VAN DER MOOLEN SPECIALISTS USA, LLC
                       -----------------------------------

                               Dated: May 1, 2004


------------------------------------------------------------------------------------------------------------------
                                                     MEMBERS
------------------------------------------------------------------------------------------------------------------
                                                                             STATED           PROFIT AND LOSS
              NAME                               ADDRESS                    CAPITAL ($)        PERCENTAGE (%)
--------------------------------- -------------------------------------- ------------------ ----------------------
--------------------------------- -------------------------------------- ------------------ ----------------------
Mill Bridge IV, LLC               45 Broadway, 29th Fl.                                  *            75.0000
                                  New York, NY 10006
--------------------------------- -------------------------------------- ------------------ ----------------------
Jason N. Blatt                    *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Joseph Bongiorno                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Nicholas Brigandi                 *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Robert J. Burke                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Terence P. Burns                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
James J. Campanella               *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Matthew C. Cebulski               *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
James P. Cleaver, Jr.             *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Forrest Close, II                 *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Christopher S. Dearborn           *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
James E. DeMaira, Jr.             *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Charles P. Dolan                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
John F. X. Dolan                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Robert B. Fagenson                *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Paul D. Frankel                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Andrew J. Grabowski               *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Robert W. Grahame                 *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Stephen R. Green                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Thomas M. Greenhill               *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------

      *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                  COMMISSION.


------------------------------------------------------------------------------------------------------------------
                                                     MEMBERS
------------------------------------------------------------------------------------------------------------------
                                                                             STATED           PROFIT AND LOSS
              NAME                               ADDRESS                    CAPITAL ($)        PERCENTAGE (%)
--------------------------------- -------------------------------------- ------------------ ----------------------
Steven Grossman                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Gerard T. Hayes                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Michael J. Hayward                *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Mark A. Innaimo                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Philip T. Keating                 *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Richard Kepner                    *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
M. Andica Kunst                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Kevin J. Lyden                    *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Mark J. Mazzella                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Scott E. Mazzella                 *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Michael J. McDonnell              *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Patrick J. McGagh, Jr.            *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Scott E. McMahon                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
James L. Miller                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
David A. Miranda                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Irwin Misshula                    *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
John D. Monahan                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Daniel Morrisey                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Nicholas R. Orlando               *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Eric B. Osher                     *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Thomas Perry                      *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Steven M. Rubinstein              *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Edward J. Scavone                 *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
James J. Scavone                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Robert A. Scavone, Jr.            *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Stephen M. Scavone                *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Thomas E. Scavone                 *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Thomas H. Shafer                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Stephan J. Sherman                *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Christopher C. Smith              *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Gregg Sorrentino                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Robert M. Spiegelberg             *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------

      *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                  COMMISSION.

------------------------------------------------------------------------------------------------------------------
                                                     MEMBERS
------------------------------------------------------------------------------------------------------------------
                                                                             STATED           PROFIT AND LOSS
              NAME                               ADDRESS                    CAPITAL ($)        PERCENTAGE (%)
--------------------------------- -------------------------------------- ------------------ ----------------------
Louis J. Spina                    *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Martin B. Steinthal III           *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Michael F. Stern                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Glen R. Surnamer                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Joseph A. Talento                 *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Joseph V. Talento                 *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Warren E. Turk                    *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Albert Veenstra                   *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Thomas J. Verdiglione             *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Richard P. Volpe                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Mark E. Wagner                    *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Gregory R. Wertz                  *                                                      *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
Harold Yosco                      *                                                      *                  *
------------------------------------------------------------------------- ------------------ ----------------------
                                                       Float Percentage                  *                  *
--------------------------------- -------------------------------------- ------------------ ----------------------
                                                                  TOTAL          *                     100.0000%
--------------------------------- -------------------------------------- ------------------ ----------------------